Exhibit 10.2

FOURTH AMENDMENT TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 27, 2011, is entered into among COOPER RECEIVABLES LLC (the “Seller”), COOPER TIRE & RUBBER COMPANY (the “Servicer”), MARKET STREET FUNDING LLC (“Market Street”), as Related Committed Purchaser and as Conduit Purchaser and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator, as LC Participant, as LC Bank and as Purchaser Agent.

RECITALS

1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 14, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement. As contemplated by Section 3 of that certain Third Amendment to the Agreement, dated as of June 2, 2011 (the “3rd RPA Amendment”), the Agreement is hereby amended by (i) deleting the amount “$125,000,000” from where it appears in the definitions of (A) the Group Commitment of Market Street’s Purchasers Group, (B) Market Street’s Commitment as a Related Committed Purchaser, (C) PNC’s Commitment as the LC Bank and as an LC Participant and (D) the Purchase Limit, in each case, as set forth in Exhibit I to the Agreement, and (ii) replacing such amount with “$175,000,000” in each such definition.

SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and the Purchaser Agent as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Termination Event. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

(d) Conditions Precedent. On the date hereof, each of the conditions precedent set forth in Section 3 of the 3rd RPA Amendment has been satisfied.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator:

(a) duly executed counterparts of this Amendment; and

(b) confirmation that the “Additional Structuring Fee” payable under the Fee Letter in connection with this Amendment has been paid in full.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an originally executed counterpart hereof.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COOPER RECEIVABLES LLC, as Seller

By:	/s/ Charles F. Nagy
Name:	Charles F. Nagy
Title:	Assistant Treasurer

By:	/s/ Stephen O. Schroeder
Name:	Stephen O. Schroeder
Title:	President and Treasurer

COOPER TIRE & RUBBER COMPANY, as Servicer

By:	/s/ Bradley E. Hughes
Name:	Bradley E. Hughes
Title:	Vice President and Chief Financial Officer

By:	/s/ Stephen O. Schroeder
Name:	Stephen O. Schroeder
Title:	Vice President and Treasurer

S-1	Fourth Amendment to A&R RPA (Cooper)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent

By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Joseph G. Moran
	Name:	Joseph G. Moran
	Title:	Senior Vice President

S-2	Fourth Amendment to A&R RPA (Cooper)

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as Conduit Purchaser

By:	/s/ Karla L. Boyd
	Name:	Karla L. Boyd
	Title:	Vice President

S-3	Fourth Amendment to A&R RPA (Cooper)